UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 28, 2010

Live Nation Entertainment, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 28, 2010, Live Nation Entertainment, Inc. (the "Company") entered into Indemnification Agreements (the "Indemnification Agreements") with the following of its directors with whom it had not previously entered into such an agreement: Irving Azoff, Mark Carleton, Barry Diller, Jonathan Dolgen, Victor Kaufman, John Malone and Jonathan Miller. The Indemnification Agreements, which were effective as of January 25, 2010, were in the form included as Exhibit 10.1 to this Current Report on Form 8-K, which exhibit is incorporated by reference into this Item 1.01.

Item 8.01 Other Events.

The 2010 Annual Meeting of Stockholders (the "2010 Annual Meeting") of the Company has been scheduled for December 2, 2010. The Company’s Board of Directors has established the close of business on October 18, 2010 as the record date for stockholders entitled to receive notice of, and to vote at, the 2010 Annual Meeting.

The Company also has established a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for inclusion in the Company’s proxy materials for the 2010 Annual Meeting. In order to be considered timely, such proposals must be received at the Company’s principal executive offices at 9348 Civic Center Drive, Beverly Hills, California 90210, Attention: General Counsel, no later than October 15, 2010, and must also comply with Rule 14a-8 of the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials. This deadline also will apply in determining whether notice is timely for purposes of exercising discretionary voting authority with respect to proxies for purposes of Rule 14a-4(c) of the Exchange Act.

Additionally, in accordance with the advance notice provisions set forth in the Company’s Amended and Restated Bylaws (the Company's "Bylaws"), in order for other business to be brought before the 2010 Annual Meeting outside of Rule 14a-8 of the Exchange Act or a director nomination submitted by a stockholder to be considered timely, it must be received at the Company’s principal executive offices at 9348 Civic Center Drive, Beverly Hills, California 90210, Attention: General Counsel, no later than the close of business on October 15, 2010, and must comply with the provisions set forth in the Company's Bylaws and applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

October 4, 2010	By:	Brian Capo

Name: Brian Capo
Title: Senior Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.23 to the Company's Annual Report on Form 10-K for the year ended December 31, 2009).